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                       SECURITIES AND EXCHANGE COMISSION
                                Washington, D.C.

                                    FORM 8-K

                        Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                            AMERICAN CINEMASTORES, INC.



Date of Report: April 21, 1997
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    Delaware                            0-23138              95-4374952
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(State or other jurisdiction        (Commission File     (I.R.S. Employer
of incorporation or organization)        Number)          Identification Number)



     9100 Wilshire Boulevard
     Beverly Hills, California                               90212
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:     310-274-3456
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Former address: 7330 Varna Avenue, North Hollywood, CA 91605
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ITEM 9: On April 18, 1997, the Registrant issued convertible debentures issued for aggregate gross principal of $200,000 convertible into shares of $.001 par value common pursuant to Regulation S for total consideration of $200,000